GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Technology Opportunities Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated November 22, 2016 to the

Prospectus dated December 29, 2015, as supplemented to date

At a meeting held on June 15-16, 2016, the Board of Trustees of Goldman Sachs Trust authorized the Funds to participate in a securities lending program under which the Bank of New York Mellon serves as securities lending agent.

Accordingly, effective on or about December 1, 2016, the Funds’ Prospectus is revised as follows:

The following replaces in their entirety the headnotes to the “Investment Practices” table under “Investment Management Approach—Other Investment Practices and Securities” in the Funds’ Prospectus:

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

The following line is added to the table below “Repurchase Agreements” in the “Investment Practices” table under “Investment Management Approach—Other Investment Practices and Securities” in the Funds’ Prospectus:

	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Technology Opportunities Fund
Investment Practices

Securities Lending	33 1⁄3	33 1⁄3	33 1⁄3

The following replaces in their entirety the second, third and fourth paragraphs under “Taxation—Distributions” in the Funds’ Prospectus:

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least

61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The following is added to “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Funds’ Prospectus:

Lending of Portfolio Securities.  Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1⁄3 % of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

This Supplement should be retained with your Prospectus for future reference.

EQG2LENDSTK 11-16